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                                EXHIBIT 10.17

                                SL HOLDINGS CORP.
                            D\B\A E-SAFETYWORLD, INC.



AUGUST 6, 1999                                                          $125,000

                               8% PROMISSORY NOTE
                                DUE July 1, 2000


     SL HOLDINGS CORP., D\B\A E-SAFETY, INC., a Nevada corporation, (the "Company"), for value received, hereby promises to pay to Chamberlain Fund, 55 Frederick Street, Box CB-13029, Nassau Bahamas. or registered assigns (the "Holder") on the 1st day of July 2000 (the "Maturity Date"), at the principal offices of the Company, the principal sum of One Hundred Twenty-FIve Thousand ($125,000) Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal sum hereof at eight percent (8%) per annum from the date hereof until the Company's obligation with respect to the payment of such principal sum shall be discharged as herein provided. Interest hereunder shall accrue and shall be payable on the Maturity Date, in like coin or currency to the Holder hereof at the office of the Company as hereinafter set forth. In the event that for any reason whatsoever any interest or other consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be held by the holder as security for the repayment of the principal amount hereof and shall otherwise be waived.

     1. Prepayment

        a. The principal amount of this Note may be prepaid by the Company, in whole or in part, without premium or penalty, at any time, provided, the Company gives the Holder not less than 10 days prior written notice of such prepayment (which notice shall set forth the amount and date of such prepayment).

        b. The entire principal amount of this Note shall be prepaid within 5 days following the date that the Company receives gross proceeds of at least $5,000,000 pursuant to a public debt or equity financing, or a private debt or equity financing or series of debt or equity financings, resulting in aggregate gross proceeds to the Company of at least $5,000,000.

        c. Upon any prepayment of a portion of the principal amount of this Note, all accrued, but unpaid, interest on such portion of the principal shall be paid
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to the Holder on the date of prepayment.

     2. Covenants of Company

        a. The Company covenants and agrees that, so long as this Note shall be outstanding, it will:

           (i) Promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

           (ii) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company as its counsel may advise;

           (iii) At all times maintain, preserve, protect and keep its property used and useful in the conduct of its business in good repair, working order and conditions, and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

           (iv) At all times keep true and correct books, records and accounts.

     3. Events of Default

        a. This Note shall become due and payable upon written demand made by the Holder hereof if one or more of the following events, herein called "events of default", shall happen and be continuing:

           (i) Default in the payment of the principal and accrued interest on this Note, when and as the same shall become due and payable, whether by acceleration or otherwise;

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           (ii) Default in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, if such default shall continue uncured for 30 days after written notice, specifying such default, shall have been given to the Company by the Holder; provided, however, that the grace period specified in this Section 3(a)(ii) shall not apply to any other Event of Default specified in this Section 3.

           (iii) Entry of a judicial order for the appointment of a receiver, trustee or liquidator for the Company or its property which order shall not have been vacated or set aside or otherwise terminated within 120 days or upon the Company consenting to the entry of such an order;

           (iv) Admission in writing of the Company's inability to pay its debts as they mature;

           (v) General assignment by the Company for the benefit of creditors;

           (vi) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors;

           (vii) Entering against the Company of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 120 days;

        b. The Company agrees that notice of the occurrence of any event of default will be promptly given to the Holder at his or her registered address by certified mail within five days of such event of default.

        c. In case any one or more of the events of default specified above shall happen or be continuing, the Holder may proceed to protect and enforce his or her right by suit for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights of such Holder.

     4. Miscellaneous

        a. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner hereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment,

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and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all Holders or transferees of the Note not registered at the time of sending the communication.

        b. Payments of interest shall be made as specified above to the registered owner of this Note. Payment of principal shall be made to the registered owner of this Note upon presentation on or after maturity. No interest shall be due on this Note for such period of time that may elapse between the maturity of this Note and its presentation for payment.

        c. Notice of dishonor, protest, presentment and notice of protest are hereby waived. In the event an action, suit or proceeding is brought to enforce this Note or to protest the same, the Holder hereof shall be entitled to all costs and disbursements, including reasonable attorney's fees and costs of collection, incurred in connection with such action, suit or proceeding.

        d. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

        e. This Note shall be construed and enforced in accordance with the laws of the State of New York. Any litigation based thereon, or arising out of, under, or in connection with, this Note or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the court of the state of New York without reference to its conflicts of laws rules or principles. The Company and the Holder hereby expressly and irrevocably submits to the exclusive jurisdiction of the Federal Courts of the state of New York sitting in the Southern District for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation.

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        f. No recourse shall be had for the payment of the principal or interest of this Note against any incorporator or any past, present or future stockholder, officer, director or agent of the Company or of any successor corporation, either directly or through the Company or any successor corporation, or otherwise; all such liability of the incorporators, stockholders, officers, directors and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

        g. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed (1) to the Holder at its address appearing on the books of the Company, (2) to the Company at P.O. Box 431, Ridge New York 11961, Attention: Ed Heil); with a copy to Steven Schuster, Esq., McLaughlin & Stern LLP, 260 Madison Avenue, New York, New York 10016 (facsimile 212-448-0066).

     IN WITNESS WHEREOF, SL Holdings Corp., has caused this Note to be signed in its name by its President on the 6th day of August, 1999.

                                            SL HOLDINGS CORP.


                                            By: /s/ Edward Heil
                                               ---------------------------------
                                                EDWARD A.  HEIL, PRESIDENT

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